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                                                                   EXHIBIT 10.3


                         REGISTRATION RIGHTS AGREEMENT


         REGISTRATION RIGHTS AGREEMENT, dated as of August 3, 2001 (this "Agreement"), by and between NORTEL NETWORKS LLC, a limited liability company organized under the laws of Delaware ("Investor") and ARRIS GROUP, INC. f/k/a Broadband Parent Corporation, a Delaware corporation ("Newco").

         WHEREAS, pursuant to (i) an Agreement and Plan of Reorganization dated as of October 18, 2000, as amended (the "Plan of Reorganization") among Newco, ANTEC Corporation, Broadband Transition Corporation, Nortel Networks Inc., Investor and Arris Interactive L.L.C., and (ii) an Amended and Restated Investor Rights Agreement dated as of April 9, 2001, as amended, among Newco, Nortel Networks Inc. and Investor, Investor will receive at the Closing (as such term is defined in the Plan of Reorganization) shares of Newco Common Stock (such shares and any shares of Newco Common Stock acquired or to be acquired from time to time by Investor and any Permitted Transferee (as defined below), the "Newco Shares");

         WHEREAS, in connection with the Plan of Reorganization, Newco has agreed to provide Investor certain registration rights as provided herein.

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto agree as follows:

         1.       Demand Registration.

                  (a) Investor or any person acquiring by transfer any Newco Shares (a "Permitted Transferee") (Investor and any such Permitted Transferees being hereinafter referred to individually as a "Stockholder" and collectively as the "Stockholders") shall at any time have the right to require registration under the Securities Act (as defined below), of the Newco Shares and any securities issued in exchange for or in respect of such Newco Shares, whether pursuant to a stock dividend, stock split, stock reclassification, recapitalization or otherwise (such Newco Shares and such securities issued in exchange for or in respect of such Newco Shares being collectively referred to herein as the "Registrable Shares") upon the terms and subject to the conditions set forth in this Agreement. For purposes of this Agreement, "Securities Act" shall mean the United States Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the United States Securities and Exchange Commission (or any other federal agency at the time administering such Act) (the "Commission") issued under such Act, as they may, from time to time, be in effect.

                  (b) Upon receipt by Newco of a written demand for registration hereunder, Newco shall (i) promptly notify each other Stockholder in writing of its receipt of such


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         initial written demand for registration and (ii) as soon as practicable, but in no event more than 30 days (except that with respect to any registration on a Form S-1 Registration Statement (or successor form thereto), such period shall be 45 days) after receipt of such written demand, file with the Commission, and use its reasonable best efforts to cause to become effective, a registration statement under the Securities Act (a "Registration Statement") which shall cover the Registrable Shares specified in the initial written demand and in any written demand from any other Stockholder received by Newco within 20 days of its giving the notice specified in clause
         (i) hereof.

                  (c) If so requested by any Stockholder demanding participation in a public offering or distribution of Registrable Shares (a "Selling Stockholder") pursuant to this Section 1, the Registration Statement shall provide for a delayed or continuous offering of Registrable Shares pursuant to Rule 415 promulgated under the Securities Act or any similar rule then in effect (a "Shelf Offering"). If so requested by Selling Stockholders who own a majority of the Registrable Shares then outstanding, the public offering or distribution of Registrable Shares under this Agreement shall be pursuant to a firm commitment underwriting, the managing underwriter of which shall be a nationally recognized investment banking firm selected by the Selling Stockholders and approved by Newco, which approval shall not be unreasonably withheld. Newco shall enter into the same underwriting agreement as shall the Selling Stockholders, containing representations, warranties and agreements customarily made by an issuer in underwriting agreements with respect to secondary distributions. Newco, as a condition to fulfilling its obligations under this Agreement, may require the underwriters to enter into an agreement in customary form indemnifying Newco and the Selling Stockholders against any Losses (as defined in Section 6 hereof) that arise out of or are based upon an untrue statement or an alleged untrue statement or omission in the Disclosure Documents (as defined in Section 6 hereof) made in reliance upon and in conformity with written information furnished to Newco by the underwriters specifically for use in the preparation thereof.

                  (d) If the Board of Directors of Newco, in its good faith judgment, determines that the filing of a Registration Statement pursuant to this Section 1 should not be made because it would materially and adversely affect any material business transaction involving Newco (a "Valid Business Reason"), Newco may postpone filing such a Registration Statement until such Valid Business Reason no longer exists, but in no event for more than 75 days (such period of postponement, the "Postponement Period"); and Newco shall give written notice of its determination to postpone the filing of a Registration Statement and of the fact that the Valid Business Reason for such postponement no longer exists, in each case, promptly after the occurrence thereof; provided, however, Newco shall not be permitted to postpone the filing of a Registration Statement after the expiration of any Postponement Period until 12 months after the expiration of such Postponement Period. If Newco shall give any notice of postponement of any Registration Statement, Newco shall not, during the Postponement Period, register any shares of Newco Common Stock, other than pursuant to a registration statement on Form S-4 or S-8 (or an equivalent registration form then in effect). If Newco shall give


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         any notice of postponement of the filing of a Registration Statement,
         Newco shall, at such time as the Valid Business Reason that caused such postponement no longer exists (but in no event later than 75 days after the date of the postponement), use its reasonable best efforts to effect the registration under the Securities Act of the Registrable Shares covered by the postponed Registration Statement in accordance with this Section 1. If Newco shall postpone the filing of any Registration Statement, any of the Selling Stockholders shall have the right to withdraw his or its demand for such registration by giving notice to Newco within 20 days of the notice of postponement. In the event that all of the Selling Stockholders withdraw their demand, such demand shall not be counted for purposes of determining the number of registrations to which Stockholders are entitled hereunder.

                  (e) Each Selling Stockholder may, before such a Registration Statement becomes effective, withdraw his or its Registrable Shares from sale, should the terms of the sale not be satisfactory to such Selling Stockholder; should all Selling Stockholders who are participating in such registration so withdraw, however, such registration shall be deemed to have been effected for the purposes of Sections 4(a) and 4(c) hereof unless such Selling Stockholders pay (pro rata, in proportion to the number of shares requested to be included) within 20 days after any such withdrawal, all of the out-of-pocket expenses of Newco incurred in connection with such registration.

                  (f) In the event that a Registration Statement demanded by a Selling Stockholder pursuant to Section 1 hereof involves a firm commitment underwritten public offering and the managing underwriter thereof determines reasonably and in good faith that the inclusion in such Registration Statement of any additional shares of Newco Common Stock or other securities of Newco to be offered and sold for the account of any person (including Newco) other than such Selling Stockholder (each, a "Piggy-Back Seller") would adversely affect the offering of any Registrable Shares by the Selling Stockholder, then, subject to the provisions of that certain Registration Rights Agreement, dated October 29, 1996, as amended, between ANTEC Corporation and Tele-Communications, Inc., as in effect on the date hereof (the "TCI Registration Rights Agreement"), the number of shares to be offered for the accounts of each Piggy-Back Seller shall be reduced or limited in proportion to the number of shares owned by each such Piggy-Back Seller (as compared to all such Piggy-Back Sellers) to the extent necessary to reduce the total number of shares to be included in such Registration Statement by all Piggy-Back Sellers to the amount that such managing underwriter determines would not adversely affect the offering of the number of Registrable Shares demanded to be registered by the Selling Stockholder. Subject to the provisions of the TCI Registration Rights Agreement, in no event shall a Selling Stockholder be required to reduce the number of Registrable Shares demanded to be registered by such Selling Stockholder pursuant to Section 1 hereof as a result of the inclusion in any Registration Statement of Newco Common Stock or other securities of Newco to be offered and sold for the account of any Piggy-Back Seller. All references in this Agreement to the TCI Registration Rights Agreement shall be understood to include the rights, remedies, obligations or liabilities of Newco (as successor to ANTEC Corporation) under the TCI Registration Rights Agreement upon


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         and by reason of the closing of the transactions contemplated by the
         Plan of Reorganization.

         2. Incidental Registrations. Each time that Newco proposes to register any of its equity securities under the Securities Act (other than a registration effected solely to implement an employee benefit or stock option plan or to sell shares obtained under any employee benefit or stock option plan or a registration in connection with a transaction to which Rule 145 or any successor rule of the Commission under the Securities Act is applicable), whether for its account or the account of other stockholders of Newco, Newco will give written notice to the Stockholders of its intention to do so. Each of the Stockholders may give Newco a written request to register all or some of its Registrable Shares in the registration described in the written notice from Newco as set forth in the foregoing sentence, provided that such written request is given within 20 days after receipt of any such notice from Newco (with such request stating (i) the amount of Registrable Shares to be disposed of and the intended method of disposition of such Registrable Shares and (ii) any other information customarily requested by issuers in secondary distributions to properly effect the registration of such Registrable Shares). Upon receipt of such request, Newco will use its reasonable best efforts to cause promptly all such Registrable Shares intended to be disposed of to be registered under the Securities Act so as to permit their sale or other disposition (in accordance with the intended methods set forth in the request for registration), unless the sale is a firm commitment underwritten public offering and the managing underwriter thereof determines reasonably and in good faith in writing that the inclusion of such securities would materially adversely affect the offering, in which case the number of shares to be offered for the accounts of the Selling Stockholders shall be reduced or limited in proportion to the number of shares owned by such Selling Stockholders to the extent necessary to reduce the total number of shares to be included in such offering to the amount recommended by such managing underwriting; provided, that, subject to the provisions of the TCI Registration Rights Agreement, if securities are being offered for the account of other persons or entities as well as Newco, such reduction shall be made pro rata from the securities intended to be offered by such persons and from the Selling Stockholders.

         Newco's obligations under this Section 2 shall apply to a registration to be effected for securities to be sold for the account of Newco as well as a registration statement which includes securities to be offered for the account of other holders of Newco equity securities. No registration effected under this Section 2 shall relieve Newco of its obligations to effect demand registrations under Section 1.

         3. Expenses of Registration. Newco shall pay all costs and expenses directly attributable to the registration of the Registrable Shares pursuant hereto, including, without limitation: (a) Commission, Nasdaq National Market (or exchange) and NASD registration and filing fees; (b) fees and expenses of compliance with state and provincial securities or "blue sky" laws and in connection with the preparation of a "blue sky" survey, including without limitation, reasonable fees and expenses of blue sky counsel; (c) printing and copying expenses; (d)messenger and delivery expenses; (e) expenses incurred in connection with any road show; (f) fees and disbursements of counsel for Newco; (g) with respect to each registration, the fees and disbursements of one counsel for the Selling Stockholders (selected by the Selling Stockholders);


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(h) fees and disbursements of all independent public accountants (including the expenses of any audit and/or "cold comfort" letter) and fees and expenses of other persons, including special experts, retained by Newco; (i) fees and expenses of underwriters, if any, customarily paid by issuers or sellers of securities. Notwithstanding the foregoing, all transfer taxes, brokerage commissions and underwriters' discounts attributable to the Registrable Shares being offered and sold by such Selling Stockholders and any out-of-pocket expenses of the Selling Stockholders (except as expressly contemplated by the preceding sentence) shall be for the account of the Selling Stockholders.

         4. Limitations on Registration Rights. Notwithstanding anything to the contrary contained elsewhere herein, the registration rights granted to the Stockholders under the provisions of Section 1 hereof are expressly subject to the following terms, conditions and limitations:

                  (a) In no event shall Newco be obligated to effect more than three (3) registrations on a Form S-1 Registration Statement.

                  (b) Newco shall not be required to effect any registration pursuant to Section 1 unless the demand or demands for registration cover an aggregate number of Registrable Shares constituting at least five percent (5%) of the then outstanding shares of Common Stock.

                  (c) The Stockholders shall not be entitled to demand Newco to register Registrable Shares pursuant to Section 1 more than once in any 90-day period.

                  (d) Newco shall be entitled to extend the time period specified in Section 1(b)(ii) with respect to the filing of a Registration Statement for an additional period of time not to exceed thirty (30) days if Newco, in order to comply with such demand, would be required to (A) undergo a special interim audit or (B) prepare and file with the Commission, sooner than would otherwise be required, pro forma or other financial statements relating to any proposed or probable transaction.

         5.       Obligations with Respect to Registration.

                  (a) If and whenever Newco is obligated by the provisions of this Agreement to effect the registration of any Registrable Shares under the Securities Act, Newco shall, as expeditiously as possible:

                           (i) prepare and file with the Commission a Registration Statement on an appropriate registration form of the Commission for the disposition of such Registrable Shares in accordance with the intended method of disposition thereof, and such Registration Statement shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the Commission to be filed therewith, and Newco shall use its


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                  reasonable best efforts to cause such Registration Statement to become and remain effective (provided, however, that before filing a Registration Statement or prospectus or any amendments or supplements thereto, or comparable statements under securities or blue sky laws of any jurisdiction, Newco will furnish to one counsel for the Selling Stockholders participating in the planned offering and the underwriters, if any, copies of all such documents proposed to be filed (including all exhibits thereto), which documents will be subject to the reasonable review and reasonable comment of such counsel, and Newco shall not file any Registration Statement or amendment thereto or any prospectus or supplement thereto to which the holders of a majority of the Registrable Shares covered by such Registration Statement or the underwriters, if any, shall reasonably object in writing);

                           (ii) prepare and file with the Commission any amendments and supplements to the Registration Statement and to the prospectus used in connection therewith as may be necessary to keep the Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Shares covered by the Registration Statement for the period required to effect the distribution of such Registrable Shares, but in no event shall Newco be required to do so for a period of more than 180 days following the effective date of the Registration Statement other than a Shelf Offering and for a Shelf Offering, the earlier of (A) the date the offering is completed and (B) two years following the effective date of the Shelf Offering;

                           (iii) furnish at Newco's expense to the Selling Stockholders such number of copies of the Registration Statement and any preliminary, final, supplemental or amended prospectus, in conformity with the requirements of the Securities Act, as may reasonably be requested by the Selling Stockholders in order to facilitate the disposition of the Registrable Shares covered by such Registration Statement, but only while Newco is required under the provisions hereof to cause a Registration Statement to remain effective;

                           (iv) register or qualify the Registrable Shares covered by a Registration Statement under such other securities or blue sky laws of such jurisdictions in the United States and Canada as the Selling Stockholders shall reasonably request, and do any and all other acts and things which may be necessary to enable each Selling Stockholder whose Registrable Shares are covered by such Registration Statement to consummate the disposition in such jurisdictions of such Registrable Shares; provided, however, that Newco shall in no event be required to qualify to do business as a foreign corporation or a dealer in any jurisdiction where it is not so qualified, to conform the composition of its assets at the time to the securities and blue sky laws of such jurisdiction, to exercise or file any general consent to service of process in suits other than those arising out of the offer and sale of the Registrable Shares covered by the Registration Statement, or to subject itself to taxation, in each case in any jurisdiction where it has not theretofore done so;


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                           (v)      promptly notify each Selling Stockholder
                  covered by such Registration Statement and each managing underwriter, if any: (A) when the Registration Statement, any pre-effective amendment, the prospectus or any prospectus supplement related thereto or post-effective amendment to the Registration Statement has been filed and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective; (B) of any request by the Commission or state or provincial securities authority for amendments or supplements to the Registration Statement or the prospectus related thereto or for additional information;
                  (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; (D) of the receipt by Newco of any notification with respect to the suspension of the qualification of any Registrable Shares for sale under the securities or blue sky laws of any jurisdiction or the initiation of any proceeding for such purpose; (E) of the existence of any fact of which Newco becomes aware which results in the Registration Statement, the prospectus related thereto or any document incorporated therein by reference containing an untrue statement of a material fact or omitting to state a material fact required to be stated therein or necessary to make any statement therein not misleading; and (F) if at any time the representations and warranties contemplated by any underwriting agreement, securities sale agreement, or other similar agreement, relating to the offering shall cease to be true and correct in all material respects; and, if the notification relates to an event described in clause (E), Newco shall promptly prepare and furnish to each such Selling Stockholder and each underwriter, if any, a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to the purchasers of such Registrable Shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                           (vi) comply with all applicable rules and regulations of the Commission, and make generally available to its security holders, as soon as reasonably practicable after the effective date of the Registration Statement (and in any event within 16 months thereafter), an earnings statement (which need not be audited) covering the period of at least twelve consecutive months beginning with the first day of Newco's first calendar quarter after the effective date of the Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 (or any successor rule) thereunder;

                           (vii) enter into such customary agreements (including, if applicable, an underwriting agreement) and take such other actions as the holders of a majority of the Registrable Shares participating in such offering shall reasonably request in order to expedite or facilitate the disposition of such Registrable Shares. The holders of the Registrable Shares which are to be distributed by such underwriters


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                  shall be parties to such underwriting agreement and may, at their option, require that Newco make to and for the benefit of such Selling Stockholders the representations, warranties and covenants of Newco which are being made to and for the benefit of such underwriters;

                           (viii) obtain an opinion from Newco's counsel and a "cold comfort" letter from Newco's independent public accountants in customary form and covering such matters as are customarily covered by such opinions and "cold comfort" letters delivered to underwriters in underwritten public offerings, which opinion and letter shall be reasonably satisfactory to the underwriter, if any, and to the Selling Stockholders, and furnish to each Selling Stockholder and to each underwriter, if any, a copy of such opinion and letter addressed to such Selling Stockholder or underwriter;

                           (ix)     deliver promptly to each Selling
                  Stockholder and each underwriter, if any, copies of all correspondence between the Commission and Newco, its counsel or auditors, make reasonably available for inspection by any Selling Stockholder of such Registrable Shares covered by such Registration Statement, by any underwriter participating in any disposition to be effected pursuant to such Registration Statement and by any attorney, accountant or other agent retained by any such Selling Stockholder or any such underwriter, all pertinent financial and other records, pertinent corporate documents and properties of Newco, and cause all of Newco's officers, directors and employees to supply all information reasonably requested by any such Selling Stockholder, underwriter, attorney, accountant or agent in connection with such Registration Statement;

                           (x) use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement;

                           (xi)     promptly prior to the filing of any
                  document which is to be incorporated by reference into the Registration Statement or the prospectus (after the initial filing of such Registration Statement) provide copies of such document to counsel for the Selling Stockholders and to each managing underwriter, if any, and make Newco's representatives reasonably available for discussion of such document and make such changes in such document concerning the Selling Stockholders prior to the filing thereof as counsel for such Selling Stockholders or underwriters may reasonably request;

                           (xii) furnish to each Selling Stockholder and managing underwriter, if any, without charge, at least one signed copy of the Registration Statement and any post-effective amendments thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);


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                           (xiii)   cooperate with the Selling Stockholders and
                  managing underwriters, if any, to facilitate the timely preparation and delivery of certificates not bearing any restrictive legends representing the Registrable Shares to be sold, and cause such Registrable Shares to be issued in such denominations and registered in such names in accordance with the underwriting agreement prior to any sale of Registrable Shares to the underwriters or, if not an underwritten offering, in accordance with the instructions of the Selling Stockholders at least three business days prior to any sale of Registrable Shares and instruct any transfer agent and registrar of Registrable Shares to release any stop transfer orders in respect thereof;

                           (xiv) comply in all respects with Regulation M of the Exchange Act (as defined below), and any successor rules and regulations to Regulation M ("Regulation M"), during any distribution of Registrable Shares pursuant to this Agreement; and

                           (xv) cause such Registrable Shares covered by a Registration Statement to be listed on the principal exchange or exchanges (including the Nasdaq Stock Market) on which the Newco Common Stock is then listed upon the sale of such Registrable Shares pursuant to such Registration Statement.

                  For purposes of this Agreement, "Exchange Act" shall mean the United States Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations of the Commission issued under such Act, as they may, from time to time, be in effect.

                  (b) Subject to any rights under registration rights agreements which ANTEC Corporation is a party as of the date hereof, Newco agrees that if it shall previously have received a request for registration pursuant to Section 1 hereof and if such previous registration shall not have been withdrawn or abandoned, Newco shall not effect any registration of any of its securities under the Securities Act (other than a registration on Form S-4 or Form S-8 or any successor form which is then in effect), whether or not for sale for its own account, until a period of 60 days, shall have elapsed from the effective date of such previous registration.

                  (c) Newco's obligations under this Agreement with respect to a Selling Stockholder shall be conditioned upon such Selling Stockholder's compliance with the following:

                           (i) Such Selling Stockholder shall cooperate with Newco in connection with the preparation of the Registration Statement, and for so long as Newco is obligated to file and keep effective the Registration Statement, shall provide to Newco, in writing, for use in the Registration Statement, all such information regarding the Selling Stockholder and its plan of distribution of the Registrable shares as may be reasonably requested to enable Newco to prepare the


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                  Registration Statement and prospectus covering the
                  Registrable Shares, to maintain the currency and effectiveness thereof and otherwise to comply with all applicable requirements of law in connection therewith.

                           (ii)     During such time as such Selling
                  Stockholder may be engaged in a distribution of the Registrable Shares, such Selling Stockholder shall comply with Regulation M and pursuant thereto it shall, among other things: (A) not engage in any stabilization activity in connection with the securities of Newco in contravention of such regulation; (B) distribute the Registrable Shares solely in the manner described in the Registration Statement; (C) cause to be furnished to each broker through whom the Registrable Shares may be offered, or to the offeree if an offer is not made through a broker, such copies of the prospectus covering the Registrable Shares and any amendment or supplement thereto and documents incorporated by reference therein as may be required by law; and (D) not bid for or purchase any securities of Newco or attempt to induce any person to purchase any securities of Newco other than as permitted under the Exchange Act.

                           (iii) If the Registration Statement provides for a Shelf Offering, then at least five (5) business days prior to any distribution of the Registrable Shares, any Selling Stockholder who is an "affiliated purchaser" (as defined in Rule 100 of Regulation M) of Newco shall advise Newco in writing of the date on which the distribution by such Selling Stockholder will commence, the number of the Registrable Shares to be sold and the manner of sale. Such Selling Stockholder also shall inform Newco when each distribution of such Registrable Shares is complete.

                           (iv) Stockholder agrees and covenants that, upon receipt of any notice from Newco of the happening of any event of the kind described in Section 5(a)(v)(E) hereof, Stockholder will forthwith discontinue disposition of Registrable Shares pursuant to the registration statement covering such Registrable Shares until Stockholder's receipt of the copies of the supplemented or amended prospectus contemplated by such section, and, if so directed by Newco, Stockholder will deliver to Newco all copies, other than permanent file copies, then in Stockholder's possession of the most recent prospectus covering such Registrable Shares at the time of receipt of such notice; provided, however, that the Company shall use its reasonable best efforts to promptly prepare and furnish to each such Selling Stockholder and each underwriter, if any, a reasonable number of copies of the supplemented or amended prospectus.

         6.       Indemnification.

                  (a) By Newco. Newco agrees to indemnify and hold harmless, to the full extent permitted by law, each Selling Stockholder, its officers, directors and agents, and each person, if any, who controls any of the foregoing persons within the meaning of the Securities Act against all losses, claims, damages, liabilities and expenses, joint or several


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         (including reasonable fees of one counsel for all Selling
         Stockholders) ("Losses"), to which each indemnified party may become subject under the Securities Act, state and provincial securities laws or otherwise in respect thereof insofar as such Losses arise out of or are based upon any untrue or alleged untrue statement of a material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto (the "Disclosure Documents") or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading, except insofar as the same are caused by or contained in any information with respect to such Selling Stockholder furnished in writing to Newco by such Selling Stockholder expressly for use therein. In connection with an underwritten offering, Newco will indemnify the underwriters thereof, their officers and directors and each person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Shares. Newco will reimburse each such indemnified party for all legal or other expenses reasonably incurred by such party (as incurred by such party) in connection with investigating or defending any such claims, including, subject to such indemnified party's compliance with the provisions of the last sentence of subsection (c) of this Section 6, any amounts paid in settlement of any litigation, commenced or threatened. The foregoing indemnity and reimbursement of expenses shall remain in full force and effect regardless of any investigation made by or on behalf of such indemnified party and shall survive the transfer of such Registrable Shares by such Selling Stockholder.

                  (b) By the Selling Stockholders. In connection with any registration statement in which a Selling Stockholder is participating, each such Selling Stockholder shall furnish to Newco in writing such information with respect to such Selling Stockholder as Newco reasonably requests for use in connection with any such registration statement or prospectus and agrees to indemnify, severally and not jointly, to the extent permitted by law, Newco, the directors and officers of Newco and each person who controls Newco (within the meaning of the Securities Act) against any Losses resulting from any untrue or alleged untrue statement of a material fact or any omission or alleged omission of a material fact required to be stated in the Disclosure Documents or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in any information with respect to such Selling Stockholder so furnished in writing by such Selling Stockholder expressly for use in the registration statement, provided that the liability of such Selling Stockholder pursuant to this Section 6(b) shall not exceed an amount equal to the net proceeds of the sale of Registrable Shares sold pursuant to such registration statement that are received by or for the benefit of such Selling Stockholder. Newco shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution to the same extent as provided above with respect to information so furnished in writing by such persons specifically for inclusion in any prospectus or registration statement. The Selling Stockholders shall reimburse each such indemnified party for all legal or other expenses reasonably incurred by such party in connection with investigating or defending any such claim, including, subject to such indemnified party's compliance with the provisions of the last sentence of subsection (c) of this Section 6, any amounts paid in settlement of any litigation, commenced or threatened. Newco and each Selling Stockholder hereby acknowledge and agree that, unless otherwise expressly agreed to in writing by such Selling Stockholder to the contrary, for all purposes of this Agreement the only information furnished or to be furnished to Newco for use in any such registration statement, preliminary, final or summary prospectus or amendment or supplement thereto are statements specifically relating to (i) transactions between such Selling Stockholder and its affiliates, as that term is defined in Rule 12b-2 of the Exchange Act ("Affiliates"), on the one hand, and Newco, on the other hand; (ii) the beneficial ownership of shares of Newco Common Stock by such Selling Stockholder and its Affiliates, (iii) the name and address of such Selling Stockholder, and (iv) any additional information about such Selling Stockholder or the plan of distribution (other than for an underwritten offering) that is required by law to be disclosed in any such document.

                  (c) Third Party Claims. Promptly after the receipt by any party hereto of notice of any claim, action, suit or proceeding (whether commenced or threatened) by any person who is not a party to this Agreement (collectively, an "Action") which is subject to indemnification hereunder, such party (the "Indemnified Party") shall give reasonable written notice to the party from whom indemnification is claimed (the "Indemnifying Party"). The Indemnified Party shall be entitled, at the sole expenses and liability of the Indemnifying Party, to exercise full control of the defense, compromise or settlement of any such Action unless the Indemnifying Party, within a reasonable time after the giving of such notice by the Indemnified Party, shall: (i) admit in writing to the Indemnified Party, the Indemnifying Party's liability to the Indemnified Party for such Action under the terms of this Section 6; (ii) notify the Indemnified Party in writing of the Indemnifying Party's intention to assume the defense thereof and (iii) retain legal counsel reasonably satisfactory to the Indemnified Party to conduct the defense of such Action. The Indemnified Party and the Indemnifying Party shall cooperate with the party assuming the defense, compromise or settlement of any such Action in accordance herewith in any manner that such party reasonably may request. If the Indemnifying Party so assumes the defense of any such Action, the Indemnified Party shall have the right to employ separate counsel and to participate in (but not control) the defense, compromise, or settlement thereof, but the fees and expenses of such counsel shall be the expenses of the Indemnified Party unless (i) the Indemnifying Party has agreed to pay such fees and expenses, (ii) any relief other than the payment of money damages is sought against the Indemnified Party, (iii) the Indemnified Party shall have been advised by its counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Indemnifying Party or (iv) the Indemnified Party shall have been advised by counsel that representation of both parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct, and, in any such case, the fees and expenses of such separate counsel shall be borne by the

         Indemnifying Party. No Indemnifying Party shall settle or compromise any such Action in which any relief other than the payment of money damages is sought against any Indemnified Party unless the Indemnified Party consents in writing to such compromise or settlement. No Indemnified Party shall settle or compromise any such Action for which it is entitled to indemnification hereunder without the prior written consent of the Indemnifying Party, unless the Indemnifying Party shall have failed, after reasonable notice thereof, to undertake control of such Action in the manner provided above in this Section 6.

                  (d) Contribution. If the indemnification provided for in subsections(a) or (b) of this Section 6 is unavailable to or insufficient to hold the indemnified party harmless under subsections
         (a) or (b) above in respect of any Losses referred to therein for any reason other than as specified therein, then the Indemnifying Party shall contribute to the amount paid or payable by such indemnified party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and such Indemnified Party on the other in connection with the statements or omissions which resulted in such Losses, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by (or omitted to be supplied by) Newco or the Selling Stockholder (or underwriter) and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by an Indemnified Party as a result of the Losses referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Notwithstanding anything in this Section 6(d) to the contrary, no Indemnifying Party (other than Newco) shall be required pursuant to this Section 6(d) to contribute any amount in excess of the net proceeds received by such Indemnifying Party from the sale of Registrable Shares in the offering to which the Losses of the Indemnified Parties relate, less the amount of any indemnification payment made by such Indemnifying Party pursuant to subsection (a) or (b) of this Section 6.

                  (e) The indemnity agreements contained herein shall be in addition to any other rights to indemnification or contribution which any Indemnified Party may have pursuant to law or contract and shall remain operative and in full force and effect regardless of any investigation made or omitted by or on behalf of any Indemnified Party and shall survive the transfer of the Registrable Shares by any such party.

                  (f) The indemnification and contribution required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

         7. Limitations on Subsequent Registration Rights; Priority. Subject to the provisions of the TCI Registration Rights Agreement, Newco shall not, without the prior written consent of Stockholders holding at least a majority of the Registrable Shares then held by all Stockholders, enter into any agreement with any holder or prospective holder of any securities of Newco which grants such holder or prospective holder rights to include securities of Newco in any Registration Statement any of which material rights are more favorable than those provided to Stockholders hereunder, without also offering to Stockholders such more favorable material rights.

         8.       Rule 144 Requirements. Newco agrees to:

                  (a) make and keep current public information about Newco available, as those terms are understood and defined in Rule 144;

                  (b) use its reasonable best efforts to file with the Commission in a timely manner all reports and other documents required of Newco under the Securities Act and the Exchange Act; and

                  (c) furnish to any holder of Registrable Shares upon request (i) a written statement by Newco as to its compliance with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of Newco and
(iii) such other reports and documents of Newco as such holder may reasonably request to avail itself of any similar rule or regulation of the Commission allowing it to sell any such securities without registration.

         9.       Miscellaneous.

                  (a) Notices. All notices, requests, demands, waivers and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given if delivered personally or mailed, certified or registered mail with postage prepaid, or sent by telex, telegram or telecopier, as follows:

                                    (i)  if to Investor:

                                    Nortel Networks LLC
                                    200 Athens Way
                                    Nashville, TN 37228
                                    Attn:  Legal Department
                                    Facsimile: (615) 432-4067

                                    and with a copy to:

                                    Nortel Networks Inc.
                                    2221 Lakeside Blvd.
                                    Richardson, TX 75082
                                    Attn:  Robert Fishman
                                    Facsimile:  (972) 684-3888

                                    (ii)  if to Newco:

                                    Arris Group, Inc.
                                    11450 Technology Circle
                                    Duluth, GA 30097
                                    Attn:  Larry Margolis
                                    Facsimile:  (678) 473-8470

                                    and with a copy to:

                                    ANTEC Corporation
                                    11450 Technology Circle
                                    Duluth, GA 30097
                                    Attn:  Bob Stanzione
                                    Facsimile:  (678) 473-8470

or to such other person or address as any party shall specify by notice in writing to the other party. Notice of a change of address shall be effective only upon actual receipt thereof.

                  (b) Entire Agreement. This Agreement, together with the TCI Registration Rights Agreement, constitutes the entire agreement among the parties hereto and supersedes all prior agreements and understandings, oral and written, between the parties hereto with respect to the subject matter hereof.

                  (c) Binding Effect; Benefit. This Agreement shall insure to the benefit of and be binding upon the parties hereto and their respective successors and assigns. Nothing in this Agreement, expressed or implied, is intended to confer on any person other than the parties hereto or their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, other than rights conferred upon indemnified persons under Section 6 and rights conferred upon Permitted Transferees. Nothing in this Agreement shall be deemed to create an independent obligation on the part of any Stockholder to sell any Registrable Shares pursuant to any effective registration statement.

                  (d) Termination. This Agreement shall terminate upon the first such instance as the Stockholders, collectively, cease to own at least two percent (2%) of the outstanding Newco Common Stock. Notwithstanding the foregoing, the rights, duties and obligations of Newco and the Stockholders under Section 6 shall survive the termination of this Agreement.

                  (e) Amendment and Modification. This Agreement may be amended or modified only by an instrument in writing signed by or on behalf of such party and any other person then a Stockholder. Any term or provision of this Agreement may be waived in writing at any time by the party which is entitled to the benefits thereof.

                  (f) Enforceability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

                  (g) Equitable Remedies. The parties hereto acknowledge that there would be no adequate remedy at law if any party fails to perform any of its obligation hereunder, and, accordingly, agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to injunctive relief, including specific performance, to enforce such obligations without the posting of any bond, and, if any action should be brought in equity to enforce any of the provisions of this Agreement, none of the parties hereto shall raise the defense that there is an adequate remedy at law.

                  (h) Section Headings. The section headings contained in this Agreement are inserted for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

                  (i) Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, and all of which together shall be deemed to be one and the same instrument.

                  (j) Applicable Law. This Agreement and the legal relations between the parties hereto shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflict of laws thereof.


                 [Remainder of page intentionally left blank.]

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                                    "INVESTOR"

                                    NORTEL NETWORKS LLC


                                    By: /s/ Craig Johnson
                                       ----------------------------------------
                                    Its:
                                        ---------------------------------------


                                    ARRIS GROUP, INC.
                                    f/k/a Broadband Parent Corporation


                                    By: /s/ Lawrence A. Margolis
                                       ----------------------------------------
                                    Its:
                                        ---------------------------------------